File Number:333-18639
                                               Filed Pursuant to Rule 497(e) of
                                                     the Securities Act of 1933


                                                              November 1, 2006

                          Pioneer Small Cap Value Fund
              Supplement to the April 1, 2006 Class A, B, C Shares,
                         Class R Shares, Class Y Shares
           and Investor Class Shares Prospectuses (as may be amended)

Management

The following replaces the first paragraph in the section entitled "Portfolio management":

Portfolio management

Day-to-day management of the fund's portfolio is the responsibility of Peter Wiley, supported by Scott Zilora. The portfolio managers may draw upon the research and investment management expertise of the global research team, which provides fundamental and quantitative research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Wiley, a vice president, joined Pioneer in 2006 as a portfolio manager. Prior to joining Pioneer, Mr. Wiley was a director and portfolio manager at Trove Partners, LLC from 2002 to 2006 and, prior to 2002, he was a vice president and portfolio manager at Liberty Funds Group. Mr. Zilora, a vice president, joined Pioneer in 1996 as a small cap equity analyst.





                                                                  20129-00-1106
                                       (C) 2006 Pioneer Funds Distributor, Inc.
                                            Underwriter of Pioneer mutual funds
                                                                    Member SIPC